Exhibit 99

TONY EARLEY

Chairman, CEO, and President

February 27, 2017

Forward Looking Statements

Statements contained in this slide presentation regarding PG&E Corporation’s planned investments through 2019 to modernize infrastructure, planned grid modernization investments through 2020, projected rate base and dividend growth through 2019, and other statements that are not purely historical constitute forward-looking statements that reflect management’s current expectations and are based on management’s judgement and opinions. These statements are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside management’s control. Actual results may differ materially. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to:

the timing and outcomes of the 2017 GRC, the TO rate case, the cost of capital proceeding, and other ratemaking and regulatory proceedings;

the amount and timing of costs related to Butte fire litigation, the extent to which such costs can be recovered through insurance, and whether additional investigations and proceedings in connection with Butte fire will be opened;

the timing and outcomes of (i) the CPUC’s investigation of communications between the Utility and the CPUC that may have violated the CPUC’s rules regarding ex parte communications or are otherwise alleged to be improper, or a potential settlement in connection with this proceeding, and (ii) the U.S. Attorney’s Office in San Francisco and the California Attorney General’s office investigations in connection with communications between the Utility’s personnel and CPUC officials;    the terms of probation and the monitorship imposed in the sentencing phase of the Utility’s federal criminal trial, the timing and outcomes of the debarment proceeding, the SED’s unresolved enforcement matters relating to the Utility’s compliance with natural gas-related laws and regulations, and other investigations that have been or may be commenced relating to the Utility’s compliance with natural gas-related laws and regulations, and the ultimate amount of fines, penalties, and remedial and other costs and remedial measures that the Utility may incur as a result;

the outcomes of the SED’s investigations of potential violations identified through audits, investigations, or self-reports;

the Utility’s ability to control its costs within the authorized levels of spending and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs;    changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons;

the impact that reductions in customer demand for electricity and natural gas have on the Utility’s ability to make and recover its investments through rates and earn its authorized return on equity, and whether the Utility is successful in addressing the impact of growing distributed and renewable generation resources, changing customer demand for natural gas and electric services, and an increasing number of customers departing for community choice aggregators;    whether the Utility can continue to obtain insurance and whether insurance coverage is adequate for future losses or claims, especially following a major event that causes widespread third-party losses;    the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms, and the amount and timing of additional common stock and debt issuances by PG&E Corporation;

changes in estimated environmental remediation costs, including costs associated with the Utility’s natural gas compressor sites;

the outcome of federal or state tax audits and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, including as a result of the recent changes in the federal government;    the impact of changes in GAAP, standards, rules, or policies, including those related to regulatory accounting, and the impact of changes in their interpretation or application; and

the other factors disclosed in PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2016.

This presentation is not complete without the accompanying statements made by management during the webcast presentation on February 27, 2017. The statements in this presentation are made as of its date and PG&E Corporation undertakes no obligation to update information contained herein. This presentation was attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the Securities and Exchange Commission on February 24, 2017 and is also available on PG&E

Corporation’s website at www.pgecorp.com.

About PG&E

PG&E is focused on providing safe, reliable, affordable and clean energy to nearly 16 million Californians



more than **23,000** employees	**5.3 million** electric customers	**4.4 million** gas distribution customers	**70,000** square mile service area
~$32.4 billion of ratebase	**7,700** MWh of owned electric generation capacity	**69%** GHG-free energy delivered to bundled customers	**~$17.7 billion** in revenue

3

Safety Forms    our Foundation

Strong Operational

and Financial Results

Leadership    Transparency IncentivesCulture

Significant    Developed 50% of short-termEmbraced a

utility leadership    industry-leading variablecontinuous

experience on    public safety compensation tiedimprovement

the Board and    dashboard to safetymindset and

executive team     performancespeak-up culture

Demonstrated commitment to safety and compliance at all levels

Customer Satisfaction Continues to Improve

800

J.D. Power Survey Results, 2011-2016 Gas Business

2nd Quartile

Electric Business

1st Quartile

750

Gas Residential

4th Quartile

Electric Residential

700 2nd Quartile

650

600

2011    20122013201420152016

Unwavering commitment to customer satisfaction

K E Y S T R E N G T H # 1 : O N E O F T H E G R E E N E S T U T I L I T I E S I N T H E C O U N T R Y

PG&E is Focused on Sustainability

Nearly 2x More Carbon Free and Renewable

Energy Than The U.S. Average in 2016    Shaping California Model for Energy Efficiency

69%

36%

[Graphic Appears Here]

PG&E Customers Lead the Nation in Clean Technology Adoption

>280,000 solar customers    More than 100,000 electric ~800 GWh/yr of efficiency

vehicles    savings

Ranked #1 with ~25% of all    Ranked #1 with ~20% of Ranked #2 among

U.S. rooftop solar    all U.S. vehicles U.S. utilities

KEY STRENGTH #2: CONSTRUCTIVE REGULATORY FRAMEWORK

PG&E Has Constructive Regulatory Mechanisms

- ☑ Revenues decoupled from sales
- ☑ Balancing accounts reduce cost volatility
- ☑ Forward-looking test year rate cases
- ☑ Risk-informed rate making
- ☑ Separate cost of capital proceeding


PUBLIC UTILITIES COMMISSION
EUREKA
STATE OF CALIFORNIA

PG&E's industry-leading risk management aligns with CPUC safety focus

7

K E Y S T R E N G T H # 3 : C A L I F O R N I A C L E A N E N E R G Y P O L I C I E S

PG&E is Aligned with California’s Climate Goals

California Greenhouse Gas Reduction Goals

and Historic Emissions*

Million metric

tons CO2 e

600

AB 32 requires

Historic Emissions    California to return to

500     1990 levels by 2020

Industrial

400     SB 32 requires at

Electricity    least 40% below 1990

300    Generation levels by 2030

200

Transportation

100

Res. & Comm.

0    Ag. & Forestry

2000    2005 20102015202020252030

California is Targeting:

50%

renewables by 2030

2X

energy efficiency in existing buildings by 2030

1.5M

electric vehicles by 2025

PG&E is a critical partner in achieving California’s clean energy goals

*Source: California Air Resources Board

KEY STRENGTH #4: MULTIPLE INFRASTRUCTURE INVESTMENT DRIVERS

California Policies Drive Infrastructure Investment

Safety and Reliability

- Gas investments (e.g., pipeline replacement, in-line inspection capability)
- Electric investments (e.g., substation upgrades, cable upgrades)
- Generation asset upgrades

Enabling California's Clean Energy Economy

- Grid modernization
- Renewable integration projects
- Energy efficiency programs
- Energy storage options
- Electric vehicle infrastructure
- State infrastructure modernization (e.g., rail and water projects)

Sustained Investments

9

GROWTH FOCUS #1: ENHANCE SAFETY AND RELIABILITY

PG&E Will Continue to Upgrade Our System

% of Gas Transmission System Piggable


15%
25%
~65%
2010
2015
2026

Annual Projected Miles of Gas Distribution Main Replacement


27
104
~170
2010
2015
2019

% Penetration of Automated Switches in Urban Areas


5%
30%
~45%
2010
2015
2019

% of Urban Substations Upgraded


7%
34%
~85%
2010
2015
2019

Investments to systematically modernize infrastructure

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

10

GROWTH FOCUS #2: ENABLE CALIFORNIA'S CLEAN ENERGY ECONOMY

Grid Modernization Will Require Significant Investment

Grid Control and Monitoring

- Increased remote control and sensor technology reduce outages and enable self-healing grid

Distributed Energy Resources

- Bi-directional energy flows and voltage fluctuations require integration investments

Grid Data Analytics

- Advanced analytics enhance decision making, improve operations and reduce cost



Grid Storage

- Enables renewable integration

Electric Vehicles

- Requires expanded infrastructure

Increased Renewables

- Requires transmission integration

Energy Efficiency and Demand Response

- Help manage customer costs

~$1 billion in planned grid modernization investments through 2020

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

11

G O I N G F O R W A R D

PG&E is Well-Positioned for Industry Changes

Industry Changes     PG&E Strategies

Integrate renewables and distributed energy

resources

Decarbonized     Enable electric vehicle adoption

Economy     Expand energy storage options

Enhance energy efficiency programs

Flexible procurement portfolio

Constructive regulatory mechanisms

Customer Choice

Modernize rate structures

Sustainable efficiencies

PG&E Projects Strong Growth


Ratebase ($ in B)
~6.5-7% CAGR
~$34.4B
~$39B
2017
2019
Ratebase
Range


Dividend
~60% Payout Ratio
+ ~8%
$1.82
$1.96
2015
2016
2019

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

13

PG&E: Together, Building a Better California

Third Party Recognition